                                                                   EXHIBIT 10.69

================================================================================

                            ADMINISTRATION AGREEMENT

                                      AMONG

               ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES TRUST 2002-A

                                       AND

                          ALLIANCE LAUNDRY SYSTEMS LLC

                                       AND

                              THE BANK OF NEW YORK

                          Dated as of November 26, 2002

================================================================================

     ADMINISTRATION AGREEMENT, dated as of November 26, 2002 among ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES TRUST 2002-A, a Delaware statutory trust (the "Issuer"), ALLIANCE LAUNDRY SYSTEMS LLC, a Delaware limited liability company, as administrator (the "Administrator"), and THE BANK OF NEW YORK, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee (the "Indenture Trustee").

                              W I T N E S S E T H:

     WHEREAS, the Issuer is issuing Notes pursuant to an Indenture, dated as of November 26, 2002 (as amended and supplemented from time to time, the "Indenture"), between the Issuer and the Indenture Trustee;

     WHEREAS, the Issuer has entered into (or assumed) certain agreements in connection with the issuance of the Notes, including (i) the Pooling and Servicing Agreement, (ii) the Indenture and (iii) the Ambac Insurance Agreement;

     WHEREAS, pursuant to the Basic Documents, the Issuer and Wilmington Trust Company, as Owner Trustee, are required to perform certain duties in connection with the Notes and the Trust Estate;

     WHEREAS, the Issuer and the Owner Trustee desire to have the Administrator perform certain of the duties of the Issuer and the Owner Trustee referred to in the preceding clause, and to provide such additional services consistent with the terms of this Agreement and the Basic Documents as the Issuer and the Owner Trustee may from time to time request;

     WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Owner Trustee on the terms set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties agree as follows:

          1. Certain Definitions. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned them in Part I of Appendix A to the Pooling and Servicing Agreement of even date herewith among the Issuer, Alliance Laundry Equipment Receivables 2002 LLC, as Transferor, and Alliance Laundry Systems LLC, as Servicer and Originator (as it may be amended, supplemented or modified from time to time, the "Pooling and Servicing Agreement"). All references herein to "the Agreement" or "this Agreement" are to this Administration Agreement as it may be amended, supplemented or modified from time to time, the exhibits hereto and the capitalized terms used herein which are defined in such Appendix A, and all references herein to Sections and subsections are to Sections and subsections of this Agreement unless otherwise specified. The rules of construction set forth in Part II of such Appendix A shall be applicable to this Agreement.

          2. Duties of the Administrator.

          (a) Duties with Respect to the Indenture. The Administrator agrees to perform all of its duties as Administrator and the duties of the Issuer and the Owner Trustee under the Indenture and the Administrator shall consult with the Issuer and Owner Trustee in connection herewith. The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the duties of the Issuer and the Owner Trustee under the Indenture. The Administrator shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates, notices and opinions as shall be the duty of the Issuer or the Owner Trustee, as applicable, to prepare, file or deliver pursuant to the Indenture. In furtherance of the foregoing, the Administrator shall take all appropriate action that it is the duty of the Issuer or the Owner Trustee to take pursuant to the Indenture including such of the foregoing as are required with respect to the following matters under the Indenture (references are to sections of the Indenture):

          (1) the preparation of or obtaining of the documents and instruments required for authentication of the Notes and delivery of the same to the Indenture Trustee pursuant to Section 2.2;

          (2) causing the Note Register to be kept and giving the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register pursuant to Section 2.4;

          (3) the notification of Noteholders of the final principal payment on their Notes pursuant to Section 2.7(c);

          (4) the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of collateral pursuant to Section 2.9;

          (5) the maintenance of an office in the Borough of Manhattan, the City of New York, for registration of transfer or exchange of Notes pursuant to
     Section 3.2;

          (6) the direction to the Indenture Trustee to deposit monies with Paying Agents, if any, other than the Indenture Trustee pursuant to Section 3.3(b);

          (7) causing newly appointed Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust pursuant to Section 3.3(b);

          (8) the obtaining and preservation of the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Trust Estate and each other instrument and agreement included in the Trust Estate pursuant to Section 3.4;

          (9) the preparation of all supplements, amendments, financing statements, continuation statements, instruments of further assurance and other instruments, in accordance with Section 3.5, necessary to protect the Trust Estate;

          (10) the delivery of the Opinion of Counsel on the Closing Date, in accordance with Section 3.6(a), as to the Trust Estate, and the annual delivery of the Opinion of Counsel, the Officer's Certificate and certain other statements, in accordance with Sections 3.6(b) and 3.9, as to compliance with the Indenture;

          (11) the identification to the Indenture Trustee in an Officer's Certificate of a Person with whom the Issuer has contracted to perform its duties under the Indenture pursuant to Section 3.7(b);

          (12) the notification of the Indenture Trustee, the Insurer and the Rating Agencies of a Servicer Default and, if such Servicer Default arises from the failure of the Servicer to perform any of its duties under the Pooling and Servicing Agreement, the taking of all reasonable steps available to remedy such failure pursuant to Section 3.7(d);

          (13) the preparation and obtaining of documents and instruments required for the release of the Issuer from its obligations under the Indenture pursuant to Section 3.11(b);

          (14) the delivery of notice to the Indenture Trustee, the Insurer and the Rating Agencies, of each Default, Event of Default, Rapid Amortization Event, Servicer Default and default by the Transferor and ALS of their respective obligations under the Pooling and Servicing Agreement and the Purchase Agreement pursuant to Section 3.19;

          (15) the compliance with any written directive of the Indenture Trustee with respect to the sale of the Trust Estate in a commercially reasonable manner if an Event of Default shall have occurred and be continuing pursuant to Section 5.4;

          (16) the preparation and delivery of notice to Noteholders of the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee pursuant to Section 6.8;

          (17) the preparation of any written instruments required to confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of any co-trustee or separate trustee pursuant to Sections 6.8 and 6.10;

          (18) the furnishing of the Indenture Trustee with the names and addresses of Noteholders during any period when the Indenture Trustee is not the Note Registrar pursuant to Section 7.1;

          (19) the preparation of an Issuer Request and Officer's Certificate and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Trust Estate pursuant to Sections 8.4 and 8.5;

          (20) the preparation of Issuer Orders and the obtaining of Opinions of Counsel with respect to the execution of amendments or waivers and, if applicable, the mailing to the Noteholders of notices with respect to such amendments or waivers pursuant to Sections 9.1, 9.2 and 9.3;

          (21) the execution and delivery of new Notes conforming to any amendment pursuant to Section 9.6;

          (22) the notification of Noteholders and the Rating Agencies of redemption of the Notes or the duty to cause the Indenture Trustee to provide such notification pursuant to Sections 10.1 and 10.2;

          (23) the monitoring of the Issuer's obligations as to the satisfaction and discharge of the Indenture and the preparation of an Officer's Certificate and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto pursuant to Section 11.1;

          (24) the preparation of all Officer's Certificates and Opinions of Counsel with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture pursuant to Section 12.1(a);

          (25) the preparation and delivery of Officer's Certificates and the obtaining of Independent Certificates, if necessary, for the release of property from the lien of the Indenture pursuant to Section 12.1(b);

          (26) the notice or other communication to the Rating Agencies, upon the failure of the Indenture Trustee to give such notice or other communication pursuant to Section 12.4;

          (27) the preparation and delivery to Noteholders and the Indenture Trustee of any agreements with respect to alternate payment and notice provisions pursuant to Section 12.6; and

          (28) the recording of the Indenture, if applicable, pursuant to
     Section 12.15.

          (b) Duties with Respect to Ambac Insurance Agreement. The Administrator additionally agrees to perform all its duties as Administrator and the duties of the Issuer and the Owner Trustee under the Ambac Insurance Agreement. In addition, the Administrator shall consult with the Owner Trustee regarding the duties of the Issuer and the Owner Trustee under the Ambac Insurance Agreement. The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the duties of the Issuer and the Owner Trustee under the Ambac Insurance Agreement. The Administrator shall prepare for the execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates, notices and opinions as it shall be the duty of the Issuer or the Owner Trustee, as applicable, to prepare, file or deliver pursuant to the Ambac Insurance Agreement. In furtherance of the foregoing, the administrator shall take all appropriate action that is the duty of the Issuer or the Owner Trustee to take pursuant to the Ambac Insurance Agreement including such of the foregoing as are required with respect to the following matters under the Ambac Insurance Agreement (references are to sections of the Ambac Insurance Agreement):

          (1) the maintenance of the Issuer's existence as a statutory trust and the obtaining and preservation of the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary under the Basic Documents and shall maintain all licenses, permits, charters and registrations material to the conduct of its business pursuant to Section 2.9(b);

          (2) the notification of the Insurer of the occurrence of certain material events pursuant to Section 2.9(d);

          (3) permitting, upon reasonable prior notice of the Insurer, access to the Issuer's records and an annual field examination of the Issuer by the Control Party's independent public accountants pursuant to Sections 2.9(c) and (e);

          (4) the taking of all actions necessary to exempt the sale of the Notes from registration under the Securities Act or any under any applicable securities laws of any state of the United States pursuant to Sections 2.9(f);

          (5) to the extent the Issuer shall otherwise be preparing the same, the delivery of the financial statements of the Issuer to the Insurer pursuant to Section 2.9(g);

          (6) the provision of such other information in respect of the Loans and the Basic Documents and such other financial or operational information in respect of the Issuer that the Insurer may reasonably request pursuant to Section 2.9(h);

          (7) the preparation and delivery of notice to the Control Party prior to the consummation of any action or failure to act that is reasonably likely to result in a Material Adverse Change (as defined in the Ambac Insurance Agreement) or reasonably likely to interfere with the enforcement of any of the Insurer's rights under the Basic Documents pursuant to
     Section 2.10 (a); and

          (8) the delivery to the Insurer of prior written notice of any amendment to the Basic Documents required by law and a copy of any such amendment pursuant to Section 2.10(b).

          (c) Indemnity. In addition, the Administrator will indemnify the Owner Trustee and its agents for, and hold them harmless against, any losses, liability or expense incurred without gross negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Trust Agreement, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Trust Agreement.

          (d) Additional Duties.

          (1) In addition to the duties of the Administrator set forth above, the Administrator shall perform such calculations and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates, notices and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Basic Documents, and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer or the Owner Trustee to take pursuant to the Basic Documents. Subject to Section 7 of this Agreement, and in accordance with the directions of the Owner Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Trust Estate (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Administrator.

          (2) Notwithstanding anything in this Agreement or the Basic Documents to the contrary, the Administrator shall be responsible for promptly notifying the Owner Trustee if any withholding tax is imposed on the Trust's payments to a Registered Owner as contemplated in Section 5.1(d) of the Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the Owner Trustee pursuant to such provision.

          (3) Notwithstanding anything in this Agreement or the Basic Documents to the contrary, the Administrator shall be responsible for performance of the duties of the Owner Trustee set forth with respect to, among other things, tax return preparation, accounting and reports to the beneficial owners.

          (4) The Administrator may satisfy any obligations it may have with respect to clauses (ii) and (iii) above by retaining, at the expense of the Administrator, a firm of independent public accountants acceptable to the Owner Trustee which shall perform the obligations of the Administrator thereunder. If a withholding tax specified in the previous clause (ii) is due, such accountants or the Administrator shall provide the Owner Trustee with a letter specifying which withholding tax specified in the preceding clause (ii) is then required and specifying the procedures to be followed to comply with the Code thirty days before such tax is to be withheld. Such accountants or the Administrator shall update such letter if and to the extent it shall no longer be accurate.

          (5) The Administrator shall perform the duties of the Administrator specified in Section 6.10 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Administrator under the Trust Agreement.

          (6) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator's opinion, no less favorable to the Issuer than would be available from Persons that are not Affiliates of the Administrator.

          (7) The Administrator hereby agrees to execute on behalf of the Issuer all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Basic Documents.

          (8) Notwithstanding anything in this Agreement or the Basic Documents to the contrary, the Administrator shall be responsible for performance of the duties of the Trust set forth in Section 2.3(iii) of the Trust Agreement and compliance by the Trust of the provisions of Section 2.4 of the Trust Agreement.

          (e) Non-Ministerial Matters.

          (i) With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless, within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee of the proposed action and the Owner Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include:

          (1) the amendment of or any supplement to the Indenture;

          (2) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer;

          (3) the amendment, change or modification of any of the Basic
     Documents;

          (4) the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Administrators or successor Servicers, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and

          (5) the removal of the Indenture Trustee.

          (ii) Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, (x) make any payments to the Noteholders under the Basic Documents, (y) sell the Trust Estate pursuant to
Section 5.4 of the Indenture or (z) take any other action that the Issuer directs the Administrator not to take on its behalf.

          3. Successor Servicer and Administrator. The Issuer shall undertake, as promptly as possible after the giving of notice of termination to the Servicer of the Servicer's rights and powers pursuant to Section 9.02 of the Pooling and Servicing Agreement, to cause the other parties thereto to enforce the provisions of Sections 9.02, 9.03 and 9.04 of the Pooling and Servicing Agreement with respect to the appointment of a successor Servicer. Such successor Servicer shall, upon compliance with Sections 10(e)(ii) and (iii), become the successor Administrator hereunder.

          4. Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer, the Control Party, the Owner Trustee and the Seller at any time during normal business hours.

          5. Compensation. As compensation for the performance of the Administrator's obligations under this Agreement and as reimbursement for its expenses related thereto, the Servicer shall pay the Administrator a monthly fee in the amount of $1,500.

          6. Additional Information To Be Furnished to the Issuer. The Administrator shall furnish to the Control Party and the Issuer from time to time such additional information regarding the Trust Estate as the Issuer and the Control Party shall reasonably request.

          7. Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

          8. No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Administrator and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

          9. Other Activities of Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.

          10. Term of Agreement; Resignation and Removal of Administrator.

          (a) This Agreement shall continue in force until the dissolution of the Issuer, upon which event this Agreement shall automatically terminate.

          (b) Subject to Section 10(e), the Administrator may resign its duties hereunder by providing the Issuer with at least sixty (60) days' prior written notice.

          (c) Subject to Section 10(e), the Issuer, with the consent of the Control Party, may remove the Administrator, without cause by providing the Administrator with at least sixty (60) days' prior written notice.

          (d) Subject to Section 10(e), at the sole option of the Issuer, with the consent of the Control Party, the Administrator may be removed immediately upon written notice of termination from the Issuer to the Administrator if any of the following events shall occur:

          (1) the Administrator shall default in the performance of any of its duties under this Agreement and, after notice from the Issuer of such default, shall not cure such default within (10) ten days (or, if such default cannot be cured in such time, shall not give within (10) ten days such assurance of cure as shall be reasonably satisfactory to the Issuer);

          (2) a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within sixty (60) days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or

          (3) the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

     The Administrator agrees that if any of the events specified in clauses
(ii) or (iii) of this Section 10(d) shall occur, it shall give written notice thereof to the Issuer, the Control Party and the Indenture Trustee within seven
(7) days after the happening of such event.

          (e) No resignation or removal of the Administrator pursuant to this
Section 10 shall be effective until (i) a successor Administrator acceptable to the Control Party shall have been appointed by the Issuer, (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder, and (iii) the Rating Agency Condition has been satisfied with respect to such proposed appointment.

          11. Action upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to Section 10(a) or the resignation or removal of the Administrator pursuant to Section 10(b) or (c), respectively, the Administrator shall be entitled to be paid by the Servicer all fees and reimbursable expenses accruing to it to the effective date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 10(a) deliver to the Issuer all property and documents of or relating to the Trust Estate then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Section 10(b) or (c), respectively, the Administrator shall cooperate with the Issuer and take all reasonable steps requested by the Indenture Trustee to assist the Issuer in making an orderly transfer of the duties of the Administrator.

          12. Notices. All demands, notices and communications upon or to the Issuer, the Control Party, either Trustee, the Administrator or the Rating Agencies under this Agreement shall be delivered to such addresses as specified in Appendix B to the Pooling and Servicing Agreement.

          13. Amendments.

          (a) This Agreement may be amended from time to time with prior notice to the Rating Agencies by a written amendment duly executed and delivered by the Issuer, the Administrator and the Indenture Trustee, with the written consent of the Owner Trustee and the Control Party, for any of the following purposes:

          (1) to add provisions hereof for the benefit of the Noteholders or to surrender any right or power herein conferred upon the Administrator;

          (2) to cure any ambiguity or to correct or supplement any provision herein which may be inconsistent with any other provision herein or in any other Basic Document;

          (3) to evidence and provide for the appointment of a successor Administrator hereunder and to add to or change any of the provisions of this Agreement as shall be necessary to facilitate such succession; and

          (4) to add any provisions to, or change in any manner or eliminate any of the provisions of, this Agreement, or modify in any manner the rights of the Noteholders; provided, however, that such amendment under this Section 13(a)(iv) shall not, as evidenced by an Opinion of Counsel, materially and adversely affect in any material respect the interest of any Noteholder or the Control Party.

     Prior to the execution of any amendment pursuant to this Section 13(a), the Administrator shall furnish written notification of the substance of such amendment to each of the Rating Agencies.

          (b) In addition to the foregoing, this Agreement may also be amended by the Issuer, the Administrator and the Indenture Trustee with prior notice to the Rating Agencies and with the written consent of the Owner Trustee and the Control Party, for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders; provided, however, that no amendment may be made to this Agreement which would be prohibited under the proviso of Section
9.2 of the Indenture if such amendment were to be made to the Indenture unless the consent that would have been required as described therein, if such amendment were to be made to the Indenture, shall have been obtained;

          (c) Notwithstanding Sections 13(a) and (b), the Administrator may not amend this Agreement without the permission of the Seller, which permission shall not be unreasonably withheld.

          14. Successors and Assigns. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuer, the Control Party and the Owner Trustee and subject to the satisfaction of the Rating Agency Condition in respect thereof. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuer or the Owner Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator, provided that such successor organization executes and delivers to the Issuer, the Owner Trustee and the Indenture Trustee an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of such assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

          15. GOVERNING LAW. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without giving effect to any choice of law or conflict provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

          16. Headings. The section headings hereof have been inserted for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          17. Separate Counterparts. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          18. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or the rights of the holders thereof.

          19. Not Applicable to Alliance Laundry Systems in Other Capacities. Nothing in this Agreement shall affect any obligation ALS may have in any other capacity.

          20. Limitation of Liability of Owner Trustee and Indenture Trustee.

          (a) Notwithstanding anything contained herein to the contrary, this instrument has been executed on behalf of the Issuer by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee on behalf of the Trust and in no event shall Wilmington Trust Company have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI of the Trust Agreement.

          (b) Notwithstanding anything contained herein to the contrary, this Agreement has been executed by The Bank of New York, not in its individual capacity but solely in its capacity as Indenture Trustee and in no event shall The Bank of New York have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

          21. Third-Party Beneficiary. Each of the Seller, only to the extent provided in Section 13(c), and the Owner Trustee is a third-party beneficiary to this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto. The Control Party and its successors and assigns shall be third-party beneficiaries to the provisions of this Agreement, as it may be supplemented or amended, and shall be entitled to rely upon and directly to enforce the provisions of this Agreement.

          22. Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived, or supplemented except as provided herein.

          23. No Petition Covenant. The Administrator, by entering into this Agreement, along with the Indenture Trustee pursuant to the Indenture, hereby covenant and agree that they shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer pursuant to Section 11.1 of the Indenture, acquiesce, petition or otherwise invoke or cause the Seller or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller or the Issuer.

          24. No Recourse. It is expressly understood and agreed by the parties hereto that (a) this Administration Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Administration Agreement or any other related documents.

          25. No Recourse as to Indenture Trustee. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by The Bank of New York, not individually or personally but solely as indenture trustee under the Indenture and the Basic Documents, in the exercise of the powers and authority conferred and vested in it and (b) nothing herein contained shall be construed as creating any liability on The Bank of New York, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                     ALLIANCE LAUNDRY EQUIPMENT
                                     RECEIVABLES TRUST 2002-A


                                     By:  WILMINGTON TRUST COMPANY, not
                                          in its individual capacity, but
                                          solely as Owner Trustee


                                     By:  /s/ W. Chris Sponenberg
                                        ----------------------------------------
                                     Name:  W.Chris Sponenberg
                                     Title: Vice President


                                     THE BANK OF NEW YORK, as Indenture Trustee


                                     By:  /s/ Erwin Soriano
                                        ----------------------------------------
                                     Name:  Erwin Soriano
                                     Title: Assistant Treasurer


                                     ALLIANCE LAUNDRY SYSTEMS LLC, as
                                     Administrator and as Servicer


                                     By:  /s/ Scott L. Spiller
                                        ----------------------------------------
                                     Name:  Scott L. Spiller
                                     Title: VP, Law and Human Resources
                                            & Secretary